Form N-SAR

Sub-Item 77Q1 (e)
Copies of new or amended Registrant investment advisory contracts
2-34393, 811-1879


Janus Investment Fund Investment Advisory Agreement -- Janus Smart Portfolio - Growth is incorporated herein by reference to Exhibit 4(vvv) to Post-Effective Amendment No. 114 to Janus Investment Fund registration statement on Form N-1A, filed on October 14, 2005; accession number 0000950134-05-019149 (File No. 2-34393). Since the filing thereof, the Agreement was dated December 30, 3005, and signed by David R. Martin and Girard C. Miller.

Janus Investment Fund Investment Advisory Agreement -- Janus Smart Portfolio - Moderate is incorporated herein by reference to Exhibit 4(www) to Post-Effective Amendment No. 114 to Janus Investment Fund registration statement on Form N-1A, filed on October 14, 2005; accession number 0000950134-05-019149 (File No. 2-34393). Since the filing thereof, the Agreement was dated December 30, 3005, and signed by David R. Martin and Girard C. Miller.

Janus Investment Fund Investment Advisory Agreement -- Janus Smart Portfolio - Conservative is incorporated herein by reference to Exhibit 4(xxx) to Post-Effective Amendment No. 114 to Janus Investment Fund registration statement on Form N-1A, filed on October 14, 2005; accession number 0000950134-05-019149 (File No. 2-34393). Since the filing thereof, the Agreement was dated December 30, 3005, and signed by David R. Martin and Girard C. Miller.

Amendment to Janus Investment Fund Investment Advisory Agreement -- Janus Fund is incorporated herein by reference to Exhibit 4(yyy) to Post-Effective Amendment No. 117 to Janus Investment Fund registration statement on Form N-1A, filed on February 27, 2006; accession number 0001035704-06-000126 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Enterprise Fund is incorporated herein by reference to Exhibit 4(zzz) to Post-Effective Amendment No. 117 to Janus Investment Fund registration statement on Form N-1A, filed on February 27, 2006; accession number 0001035704-06-000126 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Mercury Fund is incorporated herein by reference to Exhibit 4(aaaa) to Post-Effective Amendment No. 117 to Janus Investment Fund registration statement on Form N-1A, filed on February 27, 2006; accession number 0001035704-06-000126 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Olympus Fund is incorporated herein by reference to Exhibit 4(bbbb) to Post-Effective Amendment No. 117 to Janus Investment Fund registration statement on Form N-1A, filed on February 27, 2006; accession number 0001035704-06-000126 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Orion Fund is incorporated herein by reference to Exhibit 4(cccc) to Post-Effective Amendment No. 117 to Janus Investment Fund registration statement on Form N-1A, filed on February 27, 2006; accession number 0001035704-06-000126 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Triton Fund is incorporated herein by reference to Exhibit 4(dddd) to Post-Effective Amendment No. 117 to Janus Investment Fund registration statement on Form N-1A, filed on February 27, 2006; accession number 0001035704-06-000126 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Twenty Fund is incorporated herein by reference to Exhibit 4(eeee) to Post-Effective Amendment No. 117 to Janus Investment Fund registration statement on Form N-1A, filed on February 27, 2006; accession number 0001035704-06-000126 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Venture Fund is incorporated herein by reference to Exhibit 4(ffff) to Post-Effective Amendment No. 117 to Janus Investment Fund registration statement on Form N-1A, filed on February 27, 2006; accession number 0001035704-06-000126 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Global Life Sciences Fund is incorporated herein by reference to Exhibit 4(gggg) to Post-Effective Amendment No. 117 to Janus Investment Fund registration statement on Form N-1A, filed on February 27, 2006; accession number 0001035704-06-000126 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Global Technology Fund is incorporated herein by reference to Exhibit 4(hhhh) to Post-Effective Amendment No. 117 to Janus Investment Fund registration statement on Form N-1A, filed on February 27, 2006; accession number 0001035704-06-000126 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Balanced Fund is incorporated herein by reference to Exhibit 4(iiii) to Post-Effective Amendment No. 117 to Janus Investment Fund registration statement on Form N-1A, filed on February 27, 2006; accession number 0001035704-06-000126 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Contrarian Fund is incorporated herein by reference to Exhibit 4(jjjj) to Post-Effective Amendment No. 117 to Janus Investment Fund registration statement on Form N-1A, filed on February 27, 2006; accession number 0001035704-06-000126 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Core Equity Fund is incorporated herein by reference to Exhibit 4(kkkk) to Post-Effective Amendment No. 117 to Janus Investment Fund registration statement on Form N-1A, filed on February 27, 2006; accession number 0001035704-06-000126 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Growth and Income Fund is incorporated herein by reference to Exhibit 4(llll) to Post-Effective Amendment No. 117 to Janus Investment Fund registration statement on Form N-1A, filed on February 27, 2006; accession number 0001035704-06-000126 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Research Fund is incorporated herein by reference to Exhibit 4(mmmm) to Post-Effective Amendment No. 117 to Janus Investment Fund registration statement on Form N-1A, filed on February 27, 2006; accession number 0001035704-06-000126 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 4(nnnn) to Post-Effective Amendment No. 117 to Janus Investment Fund registration statement on Form N-1A, filed on February 27, 2006; accession number 0001035704-06-000126 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Mid Cap Value Fund is incorporated herein by reference to Exhibit 4(oooo) to Post-Effective Amendment No. 117 to Janus Investment Fund registration statement on Form N-1A, filed on February 27, 2006; accession number 0001035704-06-000126 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Global Opportunities Fund is incorporated herein by reference to Exhibit 4(pppp) to Post-Effective Amendment No. 117 to Janus Investment Fund registration statement on Form N-1A, filed on February 27, 2006; accession number 0001035704-06-000126 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Overseas Fund is incorporated herein by reference to Exhibit 4(qqqq) to Post-Effective Amendment No. 117 to Janus Investment Fund registration statement on Form N-1A, filed on February 27, 2006; accession number 0001035704-06-000126 (File No. 2-34393).

Amendment  to  Janus  Investment  Fund  Investment  Advisory  Agreement  - Janus
Worldwide Fund is incorporated herein by reference to Exhibit 4(rrrr) to Post-Effective Amendment No. 117 to Janus Investment Fund registration statement on Form N-1A, filed on February 27, 2006; accession number 0001035704-06-000126 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Flexible Bond Fund is incorporated herein by reference to Exhibit 4(ssss) to Post-Effective Amendment No. 117 to Janus Investment Fund registration statement on Form N-1A, filed on February 27, 2006; accession number 0001035704-06-000126 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus High-Yield Fund is incorporated herein by reference to Exhibit 4(tttt) to Post-Effective Amendment No. 117 to Janus Investment Fund registration statement on Form N-1A, filed on February 27, 2006; accession number 0001035704-06-000126 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Short-Term Bond Fund is incorporated herein by reference to Exhibit 4(uuuu) to Post-Effective Amendment No. 117 to Janus Investment Fund registration statement on Form N-1A, filed on February 27, 2006; accession number 0001035704-06-000126 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Federal Tax-Exempt Fund is incorporated herein by reference to Exhibit 4(vvvv) to Post-Effective Amendment No. 117 to Janus Investment Fund registration statement on Form N-1A, filed on February 27, 2006; accession number 0001035704-06-000126 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Money Market Fund is incorporated herein by reference to Exhibit 4(wwww) to Post-Effective Amendment No. 117 to Janus Investment Fund registration statement on Form N-1A, filed on February 27, 2006; accession number 0001035704-06-000126 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Government Money Market Fund is incorporated herein by reference to Exhibit 4(xxxx) to Post-Effective Amendment No. 117 to Janus Investment Fund
registration statement on Form N-1A, filed on February 27, 2006; accession number 0001035704-06-000126 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 4(yyyy) to Post-Effective Amendment No. 117 to Janus Investment Fund
registration statement on Form N-1A, filed on February 27, 2006; accession number 0001035704-06-000126 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Institutional Cash Reserves Fund is incorporated herein by reference to Exhibit 4(zzzz) to Post-Effective Amendment No. 117 to Janus Investment Fund
registration statement on Form N-1A, filed on February 27, 2006; accession number 0001035704-06-000126 (File No. 2-34393).

Amendment to Janus Investment Fund Sub-Advisory Agreement - Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 4(aaaaa) to Post-Effective Amendment No. 117 to Janus Investment Fund registration statement on Form N-1A, filed on February 27, 2006; accession number 0001035704-06-000126 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 4(bbbbb) to Post-Effective Amendment No. 117 to Janus Investment Fund registration statement on Form N-1A, filed on February 27, 2006; accession number 0001035704-06-000126 (File No. 2-34393). Since the filing thereof, the Amendment was dated February 28, 2006, and signed by David R. Martin and Kelley Abbott Howes.

Amendment to Janus Investment Fund Sub-Advisory Agreement - Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 4(ccccc) to Post-Effective Amendment No. 117 to Janus Investment Fund registration statement on Form N-1A, filed on February 27, 2006; accession number 0001035704-06-000126 (File No. 2-34393). Since the filing thereof, the Amendment was dated February 28, 2006, and signed by David R. Martin and Andrew J. Iseman.